                                                                      EXHIBIT 22
                                                                     Page 1 of 4


                                  BORDEN, INC.
                           SUBSIDIARIES OF REGISTRANT

                                                            The percentage of        State of other
                                                            voting securities        jurisdiction of
                                                            owned, or other          incorporation
Subsidiaries of Registrant                                  basis of control         or organization
- --------------------------                                  ------------------       ---------------
Albadoro S.p.A.                                                      100              Italy
   Monder Aliment S.p.A.                                             100              Italy
Alisa, S.A.                                                           95              Colombia
BCP Management, Inc.                                                 100              Delaware
BDS Two, Inc.                                                        100              Delaware
 BDS Three, Inc.                                                     100              Delaware
    BDH One, Inc.                                                    100              Delaware
     Borden Realty UK Limited                                        100              United Kingdom
     Borden Redevelopment Corp                                       100              Missouri
     Borden, S.A.                                                    100              Panama
       Broex, S.A.                                                    50              Panama
       Gallina Blanca, S.A.                                           50              Spain
       Paty Produtos Alimenticios Ltda.                              100              Brazil
     Borden U.K. Holdings, Ltd.                                      100              New Jersey
        Borden U.K. Limited                                          100              United Kingdom
            Borden (Bray) Ltd.                                       100              Ireland
            Borden Decorative Products Limited                       100              United Kingdom
              Borden Wallcoverings Pension
              Trustees Limited                                       100              United Kingdom
              Crown Wallcoverings-Borden Pension
                Trustee Ltd.                                         100              United Kingdom
            Borden Peterlee, Limited                                 100              United Kingdom
            Borden UK Common Investment Fund
             Trustees Limited                                        100              United Kingdom
            Humbrol Limited                                          100              United Kingdom
     Gregg Foods of Garden Grove, Inc.                               100              Delaware
     Harris Ocean Fresh Company                                      100              South Carolina
     International Gourmet Specialties Company                       100              New Jersey
     International Packaging Corporation S.A.                        100              Luxembourg
            C&F Immobilien-Verwaltungs GMBH                          100              Germany
            Cofin Folien Gmbh                                        100              Germany
            Cofin Hellas, S.A.                                       100              Greece
            Fiap France, S.A.                                        100              France
            Interbusco Ltd.                                           50              United Kingdom
            Pami Immobiliere, S.A.                                   100              France
     Jays Foods, Inc.                                                100              Illinois

                                                                      EXHIBIT 22
                                                                     Page 2 of 4

                                  BORDEN, INC.
                           SUBSIDIARIES OF REGISTRANT

                                                            The percentage of        State of other
                                                            voting securities        jurisdiction of
                                                            owned, or other          incorporation
Subsidiaries of Registrant                                  basis of control         or organization
- --------------------------                                  ------------------       ---------------
 Meadow Gold Dairies Holding Company                                100               Delaware
    Meadow Gold Dairies, Inc.                                       100               Delaware
 Merlino's Macaroni, Inc.                                           100               Washington
 Orleans Food Company                                               100               Delaware
 Pastas Alimenticias La Imperial, S.A.                              100               Panama
    Alimentos Nutritivos S.A.                                       100               Panama
    Naxos S.A.                                                      100               Panama
 Re-Mi Foods, Inc.                                                  100               Delaware
 Starflake Foods Company, Inc.                                      100               New York
 Suministros Generales y Miel Espanola, S.A.                         50               Spain
    Preparados Alimenticios, S.A.                                    50               Spain
 Superior Dairies, Inc.                                             100               Texas
 Wholesome Dairy, Inc.                                              100               Texas
BDH Two, Inc.                                                       100               Delaware
 BDS One, Inc.                                                      100               Delaware
BFE Corp.                                                           100               Delaware
BFI Ltd., L.P.                                                      100               Delaware
Borden Australia (Pty.) Ltd.                                        100               Australia
Borden Belgium, N.V.                                                100               Belgium
 Bordex (Belgium) S.A.                                              100               Belgium
Borden Company A/S, The                                             100               Denmark
 Cocio Chokolademaelk A/S                                           100               Denmark
    Borden Ost A/S                                                  100               Denmark
Borden Company Limited, The                                         100               Canada
 Borden Company Limited The                                         100               Ireland
    Borden Foods Limited                                            100               Ireland
     Borden International Packaging Ltd.                             70               Ireland
    Borden Exports Limited                                          100               Ireland
 Humpty Dumpty Foods Limited                                        100               Ontario
Borden De Costa Rica S.A.                                           100               Costa Rica
Borden Espana, S.A.                                                 100               Spain
Borden France, S.A.                                                 100               France
 Borden Barnier S.A.                                                100               France
 Borden Export Products S.A.                                        100               France
 Borden Packaging France S.A.                                       100               France
 Borden Plastics S.A.                                               100               France

                                                                     EXHIBIT 22
                                                                     Page 3 of 4


                                  BORDEN, INC.
                           SUBSIDIARIES OF REGISTRANT


                                                           The percentage of                                   State or other
                                                           voting securities                                   jurisdiction of
                                                           owned, or other                                     incorporation
Subsidiaries of Registrant:                                basis of control                                    or organization
- ---------------------------                                ----------------                                    ---------------
Borden International (Europe) Ltd.                                 100                                          Delaware
Borden International Inc.                                          100                                          Delaware
Borden International Philippines, Inc.                              98                                          Philippines
Borden Japan, Inc.                                                 100                                          Japan
Borden (Nederland), B.V.                                           100                                          Netherlands
     Bordex, B.V.                                                  100                                          Netherlands
     Borden Thermoforming, B.V.                                    100                                          Netherlands
     Business Inflight Services B.V.                                50                                          Netherlands
     Thompack, B.V.                                                100                                          Netherlands
Borden (NZ) Limited                                                100                                          New Zealand
Borden (Proprietary) Limited                                       100                                          South Africa
     Babelegi Processing (Pty.) Ltd.                               100                                          South Africa
     Borden Foods (Pty.) Ltd.                                      100                                          South Africa
Borden Puerto Rico, Inc.                                           100                                          New York
Borden Scandanavia A/S                                             100                                          Norway
Borges, GmbH                                                       100                                          Germany
Compania Casco S.A. Industrial y Commercial                         99                                          Argentina
Compania Colombiana de Alimentos Lacteos, S.A.                     100                                          Colombia
Compania Internacional de Ventas, S.A.                             100                                          Panama
     Adria Produtos Alimenticios Ltda.                             100                                          Brazil
       The Wenham Corp., S.A.                                      100                                          Uruguay
       Alba Amazonia S.A. Industrias Quimicas                      100                                          Brazil
         Alba Nordeste Industries Quimica Ltda.                    100                                          Brazil
         Vicaplast Industria e Comercio de
          Plastico Ltda.                                           100                                          Brazil
     Alba Quimica Industria e Comercio Ltda.                       100                                          Brazil
     Bexley Finance, S.A.                                          100                                          Panama
       Bexley Comercio e Participacao Ltda.                        100                                          Brazil
     Borden Chemical (M.) Sdn. Bhd.                                100                                          Malaysia
     Compania Chiricana de Leche, S.A.                              96.8                                        Panama
Compania Quimica Borden, S.A.                                      100                                          Panama
Compania Quimica borden Ecuatoriana, S.A.                           83.3                                        Ecuador
Fabrica de Productos Borden, S.A.                                  100                                          Panama
F.I.A.P. Fabrica Italiana Articoli
     Plastici S.p.A.                                               100                                          Italy
       Cistefra S.r.l.                                             100                                          Italy
       FIAP Deutschland GmbH                                       100                                          Germany
       FIAP Hellas Ltd.                                            100                                          Greece
       Maite S.p.A.                                                100                                          Italy
       Metur S.r.l.                                                100                                          Italy
       Termofin S.p.a.                                             100                                          Italy

                                                                     EXHIBIT 22
                                                                     Page 4 of 4


                                  BORDEN, INC.
                           SUBSIDIARIES OF REGISTRANT


                                                           The percentage of                                   State or other
                                                           voting securities                                   jurisdiction of
                                                           owned, or other                                     incorporation
Subsidiaries of Registrant:                                basis of control                                    or organization
- ---------------------------                                ----------------                                    ---------------
Food and Snack Holdings (Singapore) Pte. Ltd.                       50                                          Singapore
   Borden Foods (Malaysia) Sdn. Bhd.                                50                                          Malaysia
Gun Ei Borden International Resin Co. Ltd.                          50                                          Japan
Helados Borden, S.A.                                               100                                          Panama
Hitachi Borden Chemical Products, Inc.                              50                                          Japan
industrias la Famosa, Inc.                                         100                                          New Jersey
   Coco Lopez U.S.A., Inc.                                         100                                          Maryland
   Codoveca C. por A.                                              100                                          Dominican Republic
   Productos del Tropico C. Por A.                                 100                                          Dominican Republic
Italcolor, S.A.                                                    100                                          Uruguay
Marshland Energy, Inc.                                             100                                          New Jersey
Nedrob Affiliates, Inc.                                            100                                          Delaware
Nutrinsa, S.A.                                                     100                                          Ecuador
One Nedrob, Inc.                                                   100                                          Delaware
Orchard Corporation of Hong Kong, The                              100                                          Hong Kong
Productos Borden, inc.                                             100                                          New Jersey
   Chevy Chase, Inc.                                               100                                          Puerto Rico
   Frozen Desserts, Inc.                                           100                                          Delaware
Qihe Dairy Corp. Ltd                                                50                                          Republic of China
Resinite (South Africa) Pty. Ltd.                                  100                                          South Africa
Snacks Distributors, Inc.                                          100                                          New Jersey
T.M.I. Associates, L.P.                                             77.28                                       Delaware
Wilhelm Weber, GmbH                                                100                                          Germany
   Grossbackerei Kamps Gmbh                                        100                                          Germany
   Kamps Backwaren Service Gmbh                                    100                                          Germany
   Grossbackerei Nuschelberg Gmbh                                  100                                          Germnay
   W. Klemme, GmbH and Co. K.G.                                     50                                          Germany
   Lecker Baecker Gmbh                                             100                                          Germany
   Nur Hier Grossbackerei GmbH                                     100                                          Germany
   Stefansback Backwaren GmbH                                      100                                          Germany
   Weber-FSV Kft                                                    50                                          Hungary
Zeelandia Investerings Partnership                                  95.2                                        New York
   T.K. Partner, Inc.                                              100                                          Delaware
Zip Corporation                                                    100                                          Delaware
   Zcan Investments Ltd.                                           100                                          Canada

NOTE: The above subsidiaries have been included in Borden's Consolidated
      Financial Statements on a consolidated or equity basis as appropriate. The names of certain subsidiaries, active and inactive, included in the Consolidated Financial Statements and of certain other subsidiaries not included therein, are omitted since when considered in the aggregate as a single subsidiary they do not constitute a significant subsidiary.